UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

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VAPARIA CORPORATION

(Name of Registrant As Specified In Its Charter)

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5550 Nicollet Avenue

Minneapolis, MN 55419

Telephone: (612) 812-2037

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock of VapAria Corporation, a Delaware corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The purpose of this information statement is to notify our common stockholders that on December 3, 2019, the holders of 50,350,000 shares of our common stock, representing 67.% of the outstanding shares of our common stock, executed a written consent in lieu of an annual meeting of stockholders, to be effective on December 26, 2019 (the “Majority Stockholder Consent”), to:

●	elect three members to our board of directors;
●	ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm;
●	approve a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”);
● changing our company’s name to “CQENS Technologies Inc.” (the “Name Change”);
● effecting a reverse stock split of our outstanding common stock at the ratio of 1:7 (the “Reverse Split”); and
● returning the previously designated series of 10% Series A Convertible Preferred Stock (the “Series A Preferred”) to the status of undesignated blank check preferred,
●	approve the 2019 Equity Compensation Plan (the “2019 Plan”); and
●	approve an advisory vote on executive compensation.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Minneapolis, MN	/s/ Alexander Chong
December 4, 2019	Alexander Chong,
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials: This information statement, along with our Annual Report on Form 10-K for the year ended December 31, 2018, are available free of charge on our website www.vaparia.com.

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INFORMATION STATEMENT

Unless specifically set forth to the contrary, when used in this information statement the terms “VapAria,” “we,” “our,” “us,” and similar terms refers to VapAria Corporation, a Delaware corporation, and our wholly-owned subsidiary VapAria Solutions Inc., a Minnesota corporation formerly known as VapAria Corporation (“VapAria Solutions”). The information which appears on our web site at www.vaparia.com is not part of this information statement.

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, as filed with the Securities and Exchange Commission on March 29, 2019 (the “2018 10-K”).

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VAPARIA CORPORATION

5550 Nicollet Avenue

Minneapolis, MN 55419

Telephone: (612) 812-2037

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about December 5, 2019 to the holders of record at the close of business on December 3, 2019 (the “Record Date”) of shares of the common stock of VapAria Corporation, a Delaware corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

●	electing three members to our board of directors;
●	ratifying the appointment of MaloneBailey, LLP as our independent registered public accounting firm;
●	approving a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”);
● changing our company’s name to “CQENS Technologies Inc.” (the “Name Change”);
● effecting a reverse stock split of our outstanding common stock at the ratio of 1:7 (the “Reverse Split”); and
● returning the previously designated series of 10% Series A Convertible Preferred Stock (the “Series A Preferred”) to the status of undesignated blank check preferred,
●	approving the 2019 Equity Compensation Plan (the “2019 Plan”); and
●	approving an advisory vote on executive compensation.

Our executive officers and members of our board of directors and members of their families who collectively own 67.7% of our outstanding common stock, which represent our only class of voting securities, have executed the Majority Stockholder Consent approving the actions. The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our board of directors voted to utilize the written consent of the holders of a majority of our outstanding common stock which is our only class of voting securities.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective on December 26, 2019 which is 20 days after the mailing of this information statement. This information statement is being mailed on or about December 5, 2019 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent. This information statement also constitutes notice under Section 228 of the Delaware General Corporation Law that the corporate actions were taken by the written consent of the majority stockholders.

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The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, all of the members of our board of directors were reelected to hold office until the next annual meeting of stockholders or until his successor has been duly elected and qualified. The following is biographical information on the members of our board of directors:

Name	Age	Positions
Alexander Chong	54	Chairman of the Board of Directors, Chief Executive Officer
Daniel Markes	57	Vice President, Chief Financial officer, director
Roger Nielsen	72	Vice President, Secretary, director

Alexander Chong. Mr. Chong has served as Chairman of the Board and Chief Executive Officer since July 2014. He has also served as Chairman of the Board and Chief Executive Officer of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Chong is an experienced entrepreneur and businessman. Since founding the company in 1993, he has also served as the Chairman of Plexus International, a consulting and training organization with 14 international offices and its principal office located in Minneapolis, Minnesota. Mr. Chong has also served as Chief Executive Officer and a member of the board of directors of Chong Corporation, a Minnesota-based company with investment interests in technology and a variety of Asia-based opportunities since 2007. He has broad experience in international business and manufacturing quality. Mr. Chong also has experience serving on boards of directors of privately-held companies in the role of an independent director, as well as identifying key joint venture partners and negotiating and securing international distribution agreements with large multi-national companies. In connection with the developer of the original e-cigarette, Mr. Chong oversaw U.S. patent filings and developed the first disposable e-cigarette offered for distribution and sale in the U.S. Mr. Chong received a B.S. in Chemistry from Boston University. Mr. Chong’s role as a founder of VapAria Solutions and his significant professional experience in our business sector were factors considered by the board of directors in concluding that he should be serving as a director of our company.

Daniel Markes. Mr. Markes has served as an executive officer and member of the board of directors of our company since July 2014. He has also served as Vice President, Chief Financial Officer and a member of the board of directors of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Markes is an experienced businessman and financial executive and his background includes having served in various capacities as controller, human resources director, business development specialist and member of the board of directors of a number of organizations throughout his professional career. Since 1997 Mr. Markes has been Director, Human Resources, Finance and Administration with Minneapolis-based Plexus Corporation founded by Mr. Chong. He also is an officer of Chong Corporation, serving as its Treasurer/Chief Financial Officer, as well as serving as an officer of 5550 Nicollet LLC, an entity affiliated with Mr. Chong. Mr. Markes received a BBA degree from Brock University. Mr. Markes’ experience as a businessman and a financial executive were factors considered by the board of directors in concluding that he should be serving as a director of our company.

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Roger Nielsen. Mr. Nielsen has served as an executive officer of our company since July 2014 and a member of our board of directors since April 2015. He has also served as Vice President of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Nielsen is an experienced businessman with broad and lengthy experience in international commerce and world-wide distribution. Mr. Nielsen is a member of the Board of Directors and Director, Procurement and Facilities, with Minneapolis-based Plexus Corporation founded by Mr. Chong, serving as an officer and director of that company since 1993. Mr. Nielsen and Mr. Chong have worked closely together for over 25 years in various international businesses. He has established global distribution centers throughout Asia Pacific, negotiated and closed distribution agreements with major international manufacturers for export and directed and managed international logistics for a number of global distribution networks. Mr. Nielsen studied Business Administration at Dana College. Mr. Nielsen’s experience in international commerce and world-wide distribution activities were factors considered by the board of directors in concluding that he should be serving as a director of our company.

There are no family relationships between any of the executive officers and directors.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of MaloneBailey, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

The following table shows the fees that were billed for the audit and other services provided by MaloneBailey, LLP for the years ended December 31, 2018 and 2017.

	2018	2017

Audit Fees	$18,500	$18,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$18,500	$18,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

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All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the initial procedure, the Board approved the engagement letter with respect to audit, tax and review services. Other fees were subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member was disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2018 were pre-approved by the entire board of directors.

CERTIFICATE OF AMENDMENT

The Majority Stockholder Consent approved a Certificate of Amendment which, when effective, will:

●	change our company’s name to “CQENS Technologies Inc.”;
●	effecting a Reverse Split of our outstanding common stock at the ratio of 1:7; and
●	returning the previously designated series of Series A Preferred to the status of undesignated blank check preferred.

The form of Certificate of Amendment is attached as Exhibit A to this information statement.

Name Change

Since our founding we have described the company as a pre-clinical pharmaceutical organization. Today, we have moved beyond that description. Prior to forming VapAria Solutions in 2010, which we acquired in July 2014, our management had more than 25 years’ collective experience in vapor producing devices and formulations leading to the cardio-pulmonary delivery of medicants. From 2007 through 2010 members of our management team were partners in an unrelated joint venture with pioneers in the international vapor industry where they directed the research, the product development, the intellectual property (IP) patent strategy and were instrumental in introducing the products and the technologies into the U.S. wholesale and retail supply chain. Following our acquisition of VapAria Solutions, our initial goal was to leverage the IP rights we licensed and optioned to license from an affiliate, Chong Corporation, to develop and to successfully launch a product designed to improve on electronic nicotine delivery systems that were in the market at that time and to do so by going down unambiguous regulatory pathways. We are regularly in discussions with Chong Corporation, and certain other entities that are not affiliates, to obtain IP rights to additional technologies designed to reduce harms associated with tobacco use, as well as those associated with pain management and other chronic and acute conditions. Our board of directors and the Majority Stockholders have approved the Name Change to more accurately reflect the current direction of our company and to eliminate potential market confusion as our business focus is not in the area of unregulated vaping.

Reverse Split

As of the date of this information statement, our capitalization includes 10,000,000 shares of blank check preferred stock, of which 500,000 shares have previously been designated as Series A Preferred, and 200,000,000 shares of common stock, of which 75,860,000 shares are issued and outstanding.

Our board of directors and the Majority Stockholders have approved a Reverse Stock which will consolidate the number of outstanding shares into fewer, proportionally higher value per share. Given that the Company currently does not trade on any public market, but management expects that it will at some time in the future, we feel that undertaking this action is timely and consistent with forming a more conventional capital structure.

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The Certificate of Amendment will decrease the number of outstanding shares of our common stock as a result of the impact of the Reverse Split, but will have no impact upon the number of our authorized shares of common stock which will remain at 200,000,000 shares. Upon the filing of the Certificate of Amendment, the number of authorized shares of our common stock will be reduced to approximately 10,837,143 shares, subject to rounding, and giving no effect to any possible future issuance of additional shares.

The Reverse Split will cause proportionate adjustments to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options. This will result in approximately the same aggregate price being required to be paid under such options, upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split, as was the case immediately preceding the Reverse Split. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio determined by the board of directors, subject to our treatment of fractional shares. The Reverse Split will have no impact on the number of shares of our common stock reserved for grants under our 2014 Equity Compensation Plan or the 2019 Plan.

Our authorized but unissued common stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our shareholders unless, in any instance, such approval is expressly required by law. The Reverse Split will provide us with the ability to issue such additional shares of common stock for a variety of corporate purposes, including acquisitions involving the issuance of securities, capital raising transactions, business development efforts, or other proper corporate purposes. Our board of directors reviews and evaluates potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of our company and our shareholders. The resulting increase in the number of authorized common shares as a result of the Reverse Split may affect the rights of existing holders of common shares to the extent that future issuances of common shares reduce each existing stockholder’s proportionate ownership and voting rights in our company.

The additional common stock that will be available for issuance following the effective date of the Certificate of Amendment could have material anti-takeover consequences, including the ability of our board of directors to issue additional shares of common stock without additional stockholder approval because unissued common stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further stockholder approval, our board of directors could strategically sell common shares in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under our Amended and Restated Certificate of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the Certificate of Amendment, our board of directors was not motivated by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, stockholders should nevertheless be aware that approval of the Certificate of Amendment could facilitate our efforts to deter or prevent changes of control in the future.

Other than as set forth herein, there are currently no binding agreements for the issuance of additional shares of common stock resulting from the increase in authorized but unissued shares created by the Reverse Split. Our board of directors does not intend to issue any additional common shares except on terms that it deems to be in the best interest of our company and our stockholders.

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Series A Preferred

On April 11, 2014, under the terms of the Share Exchange Agreement and Plan of Reorganization with VapAria Solutions, we issued 500,000 shares of our Series A Preferred to Chong Corporation as partial consideration for the acquisition of VapAria Solutions. The designations, rights and preferences of the Series A Preferred provided that each share of Series A Preferred automatically converted into shares of our common stock on a one for one basis on the fifth anniversary of the date of issuance, or earlier in the event of a change of control of our company. On August 27, 2019, the shares of Series A Preferred were automatically converted into shares of our common stock. Following the conversion, there are no shares of Series A Preferred issued and outstanding and we do not have any intention of issuing any additional shares of Series A Preferred. The Certificate of Amendment will return the Series A Preferred to the status of authorized but undesignated shares of our blank check preferred stock.

How the Certificate of Amendment will be enacted

The Name Change, Reverse Split and return to the Series A Preferred to the status of authorized but unissued blank check preferred stock will be effected by the filing of the Certificate of Amendment with the Secretary of State of Delaware. The Certificate of Amendment will specify the effective date of December 26, 2019 (the “Effective Date”) which is 20 days after this information statement was first mailed to our stockholders. The actions set forth in the Certificate of Amendment will occur on the Effective Date without any further action on the part of our stockholders.

APPROVAL OF THE 2019 PLAN

On November 19, 2019, our board of directors authorized our 2019 Plan covering 2,000,000 shares of common stock. The 2019 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2019 Plan will automatically increase on January 1 of each calendar year during the term of the 2019 Plan, beginning with calendar year 2020, by an amount equal to 15% of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year, up to a maximum annual increase of 150,000 shares of common stock.

The purpose of the 2019 Plan is to enable us to offer to our employees, officers, directors and consultants, whose past, present and/or potential contributions to our company have been, are or will be important to our success, an opportunity to acquire a proprietary interest in our company. The 2019 Plan is administered by our board of directors. Plan options may either be:

●	incentive stock options (ISOs),

●	non-qualified options (NSOs),

●	awards of our common stock, or

●	rights to make direct purchases of our common stock which may be subject to certain restrictions.

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Any option granted under the 2019 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plan further provides that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The term of each plan option and the manner in which it may be exercised is determined by the board of directors or the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. In the event of any stock split of our outstanding common stock, the board of directors in its discretion may elect to maintain the stated amount of shares reserved under the plan without giving effect to such stock split. Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

Summary of Federal tax consequences

The following is only a brief summary of the effect of Federal income taxation on an optionee under the 2019 Plan. We have adopted FASB ASC Topic 718. This statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under ASC Topic 718, an optionee, recipient of a restricted stock award and our company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2019 Plan may be either ISOs which satisfy the requirements of Section 422 of the Internal Revenue Code or NSOs which do not meet such requirements. The Federal income tax treatment for the two types of options differs, as summarized below.

● ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s alternative minimum taxable income and may be subject to the alternative minimum tax, or AMT. For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and:

●	the fair market value of the common stock on the date of exercise, or

●	the amount realized on such disqualifying disposition.

Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

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● NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

● Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of Federal income taxation upon us and the participants under the 2019 Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Securities laws require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executives officers as disclosed in this proxy statement at least once every three years, commonly known as a “say-on-pay” proposal. In accordance with the stockholders’ advisory vote on the frequency of the say-on-pay vote that was held in 2016, we are required to hold the say-on-pay vote on executive compensation once every three years until we hold another advisory vote on the frequency of the say-on-pay vote. Upon the recommendation of the Board, the Majority Stockholder Consent also approved the compensation paid to our named executive officers as described later in this information statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

PRINCIPAL STOCKHOLDERS

At December 3, 2019, we had 75,860,000 shares of our common stock issued and outstanding which is our only class of voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of December 3, 2019 by:

●	each person known by us to be the beneficial owner of more than 5% of our common stock;

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●	each of our directors;

●	each of our named executive officers; and

●	our named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of 5550 Nicollet Avenue, Minneapolis, MN 55419. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

	Common Stock
Name and Address of Beneficial Owner	Shares	%

Alexander Chong (1)	44,490,000	54.2%
William P. Bartkowski (2)	900,000	>1%
Daniel Markes (3)	3,080,000	4.0%
Roger Nielsen (4)	3,100,000	4.0%
All officers and directors as a group (four persons) (1)(2)(3)(4)	51,570,000	60.8%

(1)	The number of shares of common stock beneficially owned by Mr. Chong includes: (i) 12,640,000 shares of common stock owned of record by ChinHak LLC; (ii) 25,550,000 shares held of record by Chong Corporation; (iii) 2,100,000 shares of our common stock underlying options held by Mr. Chong with an exercise price of $1.00 per share; (iv) an additional 2,100,000 shares held with an exercise price of $0.25 per share; and (v) an additional 2,100,000 shares held with an exercise price of $0.20. Mr. Chong holds voting and dispositive control over securities held by each of ChinHak LLC and Chong Corporation. The number of shares of common stock beneficially owned by Mr. Chong excludes 3,000,000 shares beneficially owned by his spouse over which he has no direct or indirect pecuniary interest and disclaims beneficial ownership.

(2)	Includes (i) 300,000 shares of our common stock underlying options with an exercise price of $1.00 per share; (ii) 300,000 shares of our common stock with an exercise price of $0.25 per share and (iii) and additional 300,000 shares with an exercise price of $0.20,

(3)	Includes: (i) 300,000 shares of our common stock underlying options with an exercise price of $1.00 per share; (ii) 300,000 shares of our common stock with an exercise price of $0.25 per share and (iii) an additional 300,000 shares with an exercise price of $0.20; and (iv) 1,000,000 shares of our common stock owned by Paula Markes, his spouse.

(4)	Includes (i) 300,000 shares of our common stock underlying options with an exercise price of $1.00 per share; (ii) 300,000 shares of our common stock with an exercise price of $0.25 per share and (iii) an additional 300,000 shares with an exercise price of $0.20.

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RELATED PARTY TRANSACTIONS

On January 28, 2016, we entered into five License Agreements (the “January 2016 License Agreements”) with Chong Corporation pursuant to which we were granted exclusive worldwide licenses for the following patented technology and Chong permanently waived the requirement under our December 2013 agreement with Chong Corporation that we were required to commercialize a product by December 31, 2015:

●	U.S. Patent No.: 8,903,228 issued on December 20, 2014 for a vapor delivery device;

●	U.S. Patent No.: 8,962,040 issued on February 24, 2015 for appetite suppression (hoodia);

●	U.S. Patent No. 9,254,002 issued on February 9, 2016 for low temperature vaporization of tobacco formulation;

●	U.S. Patent No. 9,399,110 issued on July 26, 2016 for an enhanced vapor delivery device with a method to provide for a repeatable dose of medicant and that controls temperature while maximizing energy efficiency; and

●	U.S. Patent No. 9,9283,180 issued on March 15, 2016 for a sleep aid (melatonin).

The terms of each January 2016 License Agreement is identical. Under the agreements, we were granted the rights to sublicense and/or produce and market products during the term of the agreement. As consideration for each of these January 2016 License Agreements we issued Chong Corporation 5,000,000 shares of our common stock, for an aggregate issuance of 25,000,000 shares. Under each agreement we agreed to pay Chong a royalty in the amount of $50,000 per annum in the first calendar year, and for each year thereafter for the remaining life of the patent, in which the patent is issued and is licensed and/or commercialized with an acknowledged embodiment and/or use. Chong is responsible for the payment of all expenses and costs associated with protecting the patents from infringement and/or from claims of infringement from other parties. The term of the license is for the life of the respective patent, subject to earlier termination by either party in the event of a default, which includes a non-payment of any monetary obligations under the terms of the January 2016 License Agreement, or a breach of any representation or warranty.

We lease our principal executive offices from 5550 Nicollet LLC, an affiliate of Mr. Chong, under the terms of a three-year lease initially expiring in December 2017, as previously extended, at an annual rent of $9,000. In December 2017, we renewed the lease for an additional 12-month term ending December 31, 2018 at the annual rental of $9,300 and in December of 2018 we extended the lease to December 31, 2019 at the annual rental of $9,300.

During 2014 Chong Corporation loaned us $36,544 for working capital, and during 2015 we repaid $10,000 of this advance. During 2015 Chong Corporation lent us an additional $137,000, and we repaid $10,000 of this advance. In 2016 Chong lent us an additional $214,000, in 2017 $161,000 and $78,500 in 2018. The loans are unsecured, non-interest bearing and are due on demand.

In 2016 Chong Corporation lent us $214,000, in 2017 it lent us an additional $161,000 and in 2018 it lent us an additional $78,500. The loans are unsecured, non-interest bearing and are due on demand.

CORPORATE GOVERNANCE

Board of directors

Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

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Director qualifications

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that our board of directors to conclude that the individual should be serving as a director of our company.

Alexander Chong – Mr. Chong’s role as a founder of VapAria Solutions and his significant professional experience in our business sector were factors considered by the Board.

Daniel Markes – Mr. Markes’ experience as a businessman and a financial executive were factors considered by the Board.

Roger Nielsen – Mr. Nielsen’s experience in international commerce and world-wide distribution activities were factors considered by the Board.

In addition to the each of the individual skills and backgrounds described above, the Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

Board leadership structure and Board’s role in risk oversight

The board of directors is comprised of members of our management and we do not have any independent directors. Mr. Chong, our Chief Executive Officer, also serves as Chairman of the Board. Given the early stage of our company, our Board believes the current leadership structure is appropriate for our company. As our company grows, we expect to expand our board of directors through the appointment of independent directors.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face and have responsibility for the oversight of risk management in their dual roles as directors.

Committees of the board of directors; stockholder nominations; audit committee financial expert

We have not established any committees comprised of members of our board of directors, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing similar functions. The functions of those committees are being undertaken by our board of directors as a whole.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our board of directors. Given the early stage of our business, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

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None of our directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee or board of directors who:

●	understands generally accepted accounting principles and financial statements;

●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements;

●	understands internal controls over financial reporting; and

●	understands audit committee functions.

Our securities are not quoted on an exchange that has requirements that a majority of our Board members be independent and we are not currently otherwise subject to any law, rule or regulation requiring that all or any portion of our board of directors include “independent” directors, nor are we required to establish or maintain an Audit Committee or other committee of our board of directors.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct which applies to our board of directors, our executive officers and our employees. The Code of Ethics and Conduct outlines the broad principles of ethical business conduct we adopted, covering subject areas such as:

●	conflicts of interest;

●	corporate opportunities;

●	public disclosure reporting;

●	confidentiality;

●	protection of company assets;

●	health and safety;

●	conflicts of interest; and

●	compliance with applicable laws.

A copy of our Code of Ethics and Conduct is available without charge, to any person desiring a copy, by written request to us at our principal offices at 5550 Nicollet Avenue, Minneapolis, MN 55419.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our outstanding stock have filed the required reports in a timely manner during 2018.

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DIRECTOR COMPENSATION

Our directors do not receive compensation for their services as directors.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the past two years for:

●	our principal executive officer or other individual serving in a similar capacity;

●	our two most highly compensated named executive officers at December 31, 2018 whose annual compensation exceeded $100,000; and

●	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2018.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Alexander Chong,	2018	0	0	0	332,420	0	0	0	332,420
Chief Executive Officer (1)	2017	0	0	0	0	0	0	0	0

(1) The amounts included in the “Option Awards” column represent the aggregate grant date fair value of stock options to purchase 2,100,000 shares at an exercise price of $0.20 in December 2018 computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 2 of the notes to our consolidated financial statements appearing in our 2018 10-K.

How the executive’s compensation is determined

Mr. Chong, who has served as our Chief Executive Officer since July 2014, does not presently receive cash compensation for his services to us. The amount of compensation we may pay to Mr. Chong from time to time is in the discretion of the board of directors of which he is one of three members. In December of 2018 the board awarded Mr. Chong an option grant of 2,100,000 shares at an exercise price of $0.20 per share. No options were granted during 2017.

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Outstanding equity awards at fiscal year-end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2018:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Alexander	2,100,000	-	-	1.00	12/31/20	-	-	-	-
Chong	2,100,000	-	-	0.25	12/31/21	-	-	-	-
	2,100,000			0.20	12/31/23

DISSENTER’S RIGHTS

Under Delaware law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this information statement, we had not received notice of any stockholder proposals for the 2019 annual meeting and proposals received subsequent to the date of this information statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2020 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

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VapAria Corporation

Attention: Corporate Secretary

5550 Nicollet Avenue

Minneapolis, MN 55419

Facsimile: (612) 238-1218

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy or information statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2020 annual meeting must be received by us at our principal executive office no later than April 30, 2020 in order to be eligible for inclusion in our 2017 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy or information statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of VapAria Corporation at our principal executive offices at 5500 Nicollet Avenue, Minneapolis, MN 55419 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2018 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2018 10-K by writing to us at 5500 Nicollet Avenue, Minneapolis, MN 55419, Attention: Corporate Secretary, or from our website, www.vaparia.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to VapAria Corporation, 5500 Nicollet Avenue, Minneapolis, MN 55419 or by faxing a communication to (612) 238-1218.

WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 5550 Nicollet Avenue, Minneapolis, MN 55419.

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We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

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Exhibit A

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VAPARIA CORPORATION

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of VapAria Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation authorizes the issuance of two hundred million (200,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and ten million (10,000,000) shares of preferred stock par value $0.0001 per share (the “Preferred Stock”), and further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, and its preferences, conversion rights, cumulative, relative, participating, optional, or other rights, including voting rights, qualifications, limitations, or restrictions thereof.

SECOND: On July 30, 2014, the Corporation filed a Amended and Restated Certificate of Incorporation designating five hundred thousand (500,000) shares of Preferred Stock as 10% Series A Convertible Preferred Stock (the “Series A Preferred Stock”).

THIRD: There are no shares of Series A Preferred Stock issued.

FOURTH: The 500,000 shares of Preferred Stock previously designated as Series A Preferred is hereby returned to the status of authorized but undesignated and unissued shares of Preferred Stock.

FIFTH: Article I NAME of the Amended and Restated Certificate of Incorporation of this Corporation, as amended, is hereby amended by deleting it in its entirety and replacing it with the following:

ARTICLE I

NAME

The name of this corporation shall be “CQENS Technologies Inc.”

SIXTH: That Article IV AUTHORIZED SHARES of the Amended and Restated Certificate of Incorporation, as amended, of this Corporation is hereby amended by adding the following:

On the date of effective date of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, the Corporation will effect a reverse stock split (the “Reverse Split”) of its outstanding Common Stock pursuant to which every seven (7) issued and outstanding shares of the Common Stock, par value $0.0001 (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby; provided, further, that no cash will be paid or distributed as a result of the Reverse Split and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the Reverse Split will be rounded up to the nearest whole share.

SEVENTH: That the effective date of this Certificate of Amendment shall be December 26, 2019.

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The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated November 19, 2019 in accordance with Section 141 of the Delaware General Corporation Law, and by the written consent of holders of a majority of the outstanding shares of the Corporation’s voting stock on December 3, 2019 in accordance with Section 228 of the Delaware General Corporation Law

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, as of December 4, 2019.

VAPARIA CORPORATION

By:
Alexander Chong, Chief Executive Officer

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Exhibit B

CQENS TECHNOLOGIES, INC.

2019 EQUITY COMPENSATION PLAN

1. Purpose.

1.1 Purpose. The purpose of the CQENS Technologies, Inc. 2019 Equity Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The types of long-term incentive Awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

2. Definitions.

2.1 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan. Agreements shall be in the form(s) attached hereto.

(b) “Award” means Stock Options, Restricted Stock and/or other Stock Based Awards awarded under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e) “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(f) “Common Stock” means the common stock of the Company, $0.0001 par value per share.

(g) “Company” means CQENS Technologies, Inc., a corporation organized under the laws of the State of Delaware and formerly known as VapAria Corporation.

(h) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) “Effective Date” means the date set forth in Section 12.1, below.

(j) “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or on the last preceding trading date if such security was not traded on such date; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Markets Group Inc. or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

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(k) “Holder” means a person who has received an Award under the Plan.

(l) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m) “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary, other than for Cause or due to death or disability, of a Holder who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed five years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

(o) “Other Stock-Based Award” means an Award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q) “Plan” means the CQENS Technologies, Inc. 2019 Equity Compensation Plan, as hereinafter amended from time to time.

(r) “Repurchase Value” shall mean the Fair Market Value in the event the Award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price if lower than Fair Market Value in the event the Award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the Award.

(s) “Restricted Stock” means Common Stock, received under an Award made pursuant to Section 8, below that is subject to restrictions under said Section 8.

(t) “SAR Value” means the excess of the Fair Market Value on the exercise date over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the exercise date.

(v) “Stock Option” or “Option” means any option to purchase shares of Common Stock that is granted pursuant to the Plan.

(w) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

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3. Administration.

3.1 Committee Membership. The Plan shall be administered by the Committee, the Board or a committee designated by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall conduct itself in conformance with the provisions of the Compensation Committee Charter.

3.2 Powers of Committee. The Committee shall have the authority and responsibility to recommend to the Board for approval, Awards for Board members, executive officers, non-executive employees and consultants of the Company, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority, subject to the express provisions of this Plan:

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan or requisite Board approval, of any Award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of Stock Options and the purchase price of Common Stock awarded under the Plan including, without limitation, by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an Award granted hereunder;

(d) to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash Awards made by the Company or any Subsidiary outside of this Plan; and

(e) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an Award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

3.3 Interpretation of Plan.

3.1 Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan, and to determine the form and substance of all Agreements relating thereto, and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion, subject to Board authorization if indicated, and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

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3.2 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options including, but not limited, to Stock Appreciation rights granted in conjunction with an Incentive Stock Option, or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

4. Stock Subject to Plan.

4.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be two million (2,000,000) shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1 of each calendar year during the term of the Plan, beginning with calendar year 2020, by an amount equal to fifteen percent (15%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, but in no event shall any such annual increase exceed One Hundred Fifty Thousand (150,000) shares of Common Stock. If any share of Common Stock that have been granted pursuant to a Stock Option ceases to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock Award, or Other Stock-Based Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.

4.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend, other than a cash dividend, payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event not addressed in Section 4.3 below occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, (i) the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event, and (ii) the Committee shall determine whether such change requires an adjustment in the aggregate number of shares reserved for issuance under the Plan or to retain the number of shares reserved and available under the Plan, in their sole discretion. Any adjustment required by this Section 4.2 shall be made by the Committee, in good faith, subject to Board authorization if indicated, whose determination will be final, binding and conclusive.

4.3 Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees, (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger, other than any stockholder that merges, or which owns or controls another corporation that merges with the Company in such merger, cease to own their shares or other equity interest in the Company, (d) the sale of all or substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than fifty percent (50%) of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to stockholders after taking into account the existing provisions of the Awards. The successor corporation may also issue, in place of outstanding shares Common Stock of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 4.3, and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 4.3, in the event of the occurrence of any transaction described in this Section 4.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

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5. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, Awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6. Stock Options.

6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other Awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten (10) year period commencing from the Effective Date and may only be exercised within ten (10) years of the date of grant, or five (5) years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“10% Stockholder”).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than one hundred percent (100%) of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

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(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case; Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock, including Restricted Stock and other contingent Awards under this Plan, or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative.

(f) Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one (1) year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall there upon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one (1) year or such other greater or lesser period as the Committee may specify at the time of grant from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination. Subject to the provisions of Section 13, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three (3) months after termination of employment or the balance of such Stock Option’s term.

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(i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value on the date of grant of the Option with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year under all such plans of the Company and its Parent and Subsidiary shall not exceed $100,000.

(j) Buyout and Settlement Provisions. The Committee may at any time, subject to Board authorization, if indicated, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

7. Stock Appreciation Rights.

7.1 Grant and Exercise. The Committee, subject to Board authorization, if indicated, may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for Awards under the Plan. The number of shares available for Awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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8. Restricted Stock.

8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee, subject to Board authorization, if indicated, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

8.2 Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock and such Retained Distributions, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; or (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10 below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10 below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company, and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

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9. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10. Accelerated Vesting and Exercisability.

10.1 Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and Awards.

10.2 Approved Transactions. The Committee may, subject to Board authorization, if indicated, in the event of an acquisition of substantially all of the Company’s assets or at least fifty percent (50%) of the combined voting power of the Company’s then outstanding securities in one or more transactions, including by way of merger or reorganization which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other Awards granted and outstanding under the Plan, and (ii) require a Holder of any Award granted under this Plan to relinquish such Award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such Award.

11. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12. Term of Plan.

12.1 Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a) to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

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(b) the failure to obtain stockholder for the Plan as contemplated by subparagraph(a) of this Section 12 shall not invalidate the Plan; provided, however, that (i) in the absence of such stockholder approval, Incentive Stock Options may not be awarded under the Plan, and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Nonqualified Options upon terms and conditions determined by the Committee to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2 Termination Date. Unless otherwise terminated by the Board, this Plan shall continue to remain effective until the earlier of ten (10) years from the Effective Date or such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten (10) year period following the Effective Date.

13. General Provisions.

13.1 Written Agreements. Each Award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any Award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten (10) days after the Agreement has been delivered to the Holder for his or her execution.

13.2 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3 Employees.

(a) Engaging in Competition with the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three (3) months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company, or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time during the period beginning on that date that is six (6) months prior to the date such Holder’s employment with the Company is terminated.

(b) Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any Award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time during the period beginning on that date that is six (6) months prior to the date such Holder’s employment with the Company is terminated.

(c) No Right of Employment. Nothing contained in the Plan or in any Award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

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13.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other Award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

13.8 Other Benefit Plans. Any Award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

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Plan Amendments

Date Approved by Board	Date Approved by Stockholders, if necessary	Sections Amended	Description of Amendment(s)

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FORM OF OPTION AWARD AGREEMENT

CQENS Technologies, Inc.

5550 Nicollet Avenue

Minneapolis, MN 55419

[DATE]

_________________

_________________

_________________

Re: Stock Option

Dear __________:

We are pleased to advise you that on [_______] the Board of Directors of CQENS Technologies Inc., a Delaware corporation (the “Company”) authorized the Award to you of an option to purchase [_______] shares of our common stock, par value $0.0001 per share (the “Option”), upon the following terms and conditions:

1. The Option is granted in accordance with and subject to the terms and conditions of the Company’s 2019 Equity Compensation Plan (the “Plan”).

2. The Option is [an incentive] [nonqualified] stock option.

3. The Option is exercisable commencing on [__________] and terminating at 5:00 pm New York time on [__________].

4. The price at which the Option may be exercised is $[_____] per share.

5. The Option is non-transferable and may be exercised, in whole or in part, during the exercise period, only by you, except that upon your death, the Option may be exercised strictly in accordance with the terms and conditions of the Plan.

6. The exercise price and number of shares issuable upon exercise of the Option (the “Option Shares”) are subject to adjustment in accordance with the Plan in the event of stock splits, dividends, reorganizations and similar corporate events.

7. If, neither the Option nor the Option Shares have been registered under the Securities Act of 1933, as amended (the “Act”), and the Option Shares may not be sold, assigned, pledged, transferred or otherwise disposed of absent registration under the Act or the availability of an applicable exemption from registration. All certificates evidencing the Option Shares will contain a legend describing this restriction on resale of the Option Shares. There is no assurance that there will be a public market into which you may sell the Option Shares or that you will be able to sell your Option Shares at a profit or at all.

8. In order to exercise the Option, you must provide us with written notice that you are exercising all or a portion of your Option. The written notice must specify the number of Option Shares that you are exercising your Option for, and must be accompanied by the exercise price described in paragraph 4, above. Your Option Shares will be issued to you within approximately one week following our receipt of your exercise notice and cleared funds evidencing the exercise price.

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9. No rights or privileges of a stockholder of the Company are conferred by reason of the grant of the Option to you. You will have no rights of a stockholder until you have delivered your exercise notice to us and we have received the exercise price of the Option in cleared funds.

You understand that the Plan contains important information about your Option and your rights with respect to the Option. The Plan includes terms relating to your right to exercise the Option, important restrictions on your ability to transfer the Option or Option Shares, provisions relating to adjustments in the number of Option Shares and the exercise price and early termination of the Option following the occurrence of certain events, including the termination of your relationship with us. By signing below, you acknowledge your receipt of a copy of the Plan. By acceptance of your Option, you agree to abide by the terms and conditions of the Plan.

10. Our business is subject to many risks and uncertainties. We may never operate profitably. The exercise of your Option is a speculative investment and there is no assurance that you will realize a profit on the sale of Option Shares received upon exercise of your Option.

11. The Option will become effective upon your acknowledgment of the terms and conditions of this Agreement and your delivery to us of a signed counterpart of this Agreement.

12. This Agreement and Plan contain all of the terms and conditions of your Option and supersedes all prior agreements or understandings relating to your Option. This Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law provisions thereof.

13. This Agreement may not be amended orally.

Very truly yours,

Chief Executive Officer

AGREED TO AND ACCEPTED THIS

_____ DAY OF ________ 20__

________________________________

(Signature)

_________________________________

(Print Name)

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